Exhibit 32.1

Certification pursuant to

18 U.S.C. Section 1350,

as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Jacksonville Bancorp, Inc. (“Company”) on Form 10-K for the period ending December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard A. Foss, President and Chief Executive Officer and I, Diana S. Tone, Executive Vice President and Chief Financial Officer of the Company certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002:

(1)	the Report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 9, 2017	/s/ Richard A. Foss
Date	Richard A. Foss
President and Chief Executive Officer

March 9, 2017	/s/ Diana S. Tone
Date	Diana S. Tone
Executive Vice President and Chief Financial Officer